UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016

DEBT RESOLVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33110	33-0889197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite S-223 White Plains, New York	10604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Debt Resolve, Inc.

November 18, 2016

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 18, 2016, the Board of Directors of Debt Resolve, Inc. (the “Company”) determined, upon the recommendation of the Company’s management, and in consultation with the Company’s independent registered public accounting firm, that the Company should restate its previously issued financial statements for the fiscal year ended December 31, 2015 due to certain errors made in the accounting for accounts receivable contained therein, as discussed below. Accordingly, the financial statements contained in the Company’s Form 10-K for the fiscal year ended December 31, 2015 filed with the Securities and Exchange Commission on April 14, 2016, as well as the Form 10-Qs for the two fiscal quarters ended March 31, 2016 and June 30, 2016, should no longer be relied upon.

During the preparation of its financial statements for the quarter ended September 30, 2016, the Company identified errors in the presentation of its accounts receivable reported as of December 31, 2015. Based on the Company’s reassessment of relevant accounting guidelines, it has corrected the error and characterized a portion of accounts receivable as a long term asset, rather than a current asset. The effect of these adjustments is a reclassification of $2,508,573 of reported accounts receivable as a long term asset. There was no change to any other asset or liability accounts. There was no effect on the Statements of Stockholders’ Deficiency, Operations or Cash Flows.

The following tables show the principal financial statement line items originally reported and restatement adjustments as of December 31, 2015:

	As Reported	Adjustments	As Restated

Accounts receivable, current	$3,463,161	$(2,508,573)	$954,588

Accounts receivable, long term	-	2,508,573	2,508,573

The above accounts receivable is reported, net of an allowance for doubtful accounts of $600,000.

The Company expects to file in the near future an amended Form 10-K for the year ended December 31, 2015 to reflect the restatement of the previously issued financial statements. The Company intends to include in the 2015 Form 10-K restated annual and quarterly financial data for the periods impacted. The Company will label the financial information in the 2015 Form 10-K “As Restated” and will provide explanatory disclosure consistent with the requirements of Accounting Standard Codification (“ASC”) 250, “Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3.”

The Company’s Board of Directors discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Liggett & Webb, P.A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBT RESOLVE, INC.

Date: November 18, 2016	By:	/s/ Bruce E. Bellmare
Bruce E. Bellmare
Chief Executive Officer, Chief Operating Officer and Acting Chief Financial Officer

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